UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2026

GRAN TIERRA ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Centre Street S.E.
Calgary, Alberta, Canada
T2G 1A6

(Address of Principal Executive Offices)

(Zip Code)

(403) 265-3221

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GTE	NYSE American Toronto Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Form 8-K/A (the “Amended 8-K”) amends and supplements the Current Report on Form 8-K filed by Gran Tierra Energy Inc., a Delaware corporation (the “Company”), on August 5, 2026 (the “Original 8-K”) to file the Share Sale and Purchase Agreement (the “Share Purchase Agreement”), which was previously summarized in Item 1.01 to the Original 8-K, as Exhibit 2.1 hereto. Terms used and not defined herein are used as defined in the Original 8-K.

Except with respect to the filing of the Share Purchase Agreement as an exhibit, no changes are being made to the Original 8-K in this Amended 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*+	Share Sale and Purchase Agreement dated August 5, 2026 by and between Gran Tierra Energy Inc., Gran Tierra Energy International Holdings GmbH, Établissements Maurel & Prom S.A., and Maurel & Prom Andina
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish the omitted schedules to the Securities Exchange Commission upon request by it.
+ Portions of this exhibit have been omitted pursuant to Item 601(b)(2)(ii).

Cautionary Statement Regarding Forward-Looking Statements

The statements other than statements of historical facts included in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 or “forward-looking information” within the meaning of applicable Canadian securities law, including, but not limited to, the parties’ ability to consummate the Sale Transaction, the Company’s business after the Sale Transaction is complete and matters related to the stockholders’ meeting. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including those described in the Company’s filings with the U.S. Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance or achievements. Therefore, actual outcomes and results could materially differ from what is expressed or implied in such statements.

Important Information Regarding the Sale Transaction

This Current Report on Form 8-K is neither a solicitation of a proxy nor an offer to purchase nor a solicitation of an offer to sell any securities. This Current Report on Form 8-K is also not a substitute for any proxy statement or other filings that may be made with the Securities Exchange Commission (the “SEC”) with respect to the Sale Transaction. Approval of the Sale Transaction will be submitted to the Company’s stockholders for their consideration, and the Company will file a definitive proxy statement to be used to solicit stockholder approval of the transaction with the SEC. Detailed information about the transaction will be contained in the definitive proxy statement and other documents to be filed with the SEC and disseminated to stockholders prior to the meeting. Additionally, this Current Report on Form 8-K is not a notice of redemption of the Company’s 7.750% Senior Notes due 2027.

Important Additional Information Will Be Filed With the SEC

The Company plans to file with the SEC and disseminate to its stockholders a proxy statement in connection with the transaction. The proxy statement will contain important information about the Company, the Share Purchase Agreement, the Sale Transaction and related matters. Investors and security holders are urged to read the proxy statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov or on the Company’s website at https://www.grantierra.com/investor-relations/reports-filings/.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Share Purchase Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Form 10-K for the year ended December 31, 2025 and its proxy statement dated March 17, 2026, which are filed with the SEC. A more complete description will be available in the proxy statement to be used to solicit stockholder approval of the transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2026	GRAN TIERRA ENERGY INC.

	By:	/s/ Ryan Ellson
		Name:	Ryan Ellson
		Title:	Executive Vice President and Chief Financial Officer